                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANY

                   Investment Company Act file number 811-2944

                        Oppenheimer Rising Dividends Fund
               (formerly Oppenheimer Rising Dividends Fund, Inc.)
                  (formerly Oppenheimer Quest Value Fund, Inc.)
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                       Date of fiscal year end: October 31

                      Date of reporting period: 01/31/2011

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Rising Dividends Fund
STATEMENT OF INVESTMENTS January 31, 2011 (Unaudited)

                                                      Shares          Value
                                                    -----------   --------------
COMMON STOCKS--95.7%
CONSUMER DISCRETIONARY--13.6%
HOTELS, RESTAURANTS & LEISURE--2.8%
McDonald's Corp.                                        655,650   $   48,301,736
Yum! Brands, Inc.                                       588,730       27,529,015
                                                                  --------------
                                                                      75,830,751
MEDIA--3.0%
Time Warner Cable, Inc.                                 492,100       33,379,143
Walt Disney Co. (The)                                 1,209,820       47,025,703
                                                                  --------------
                                                                      80,404,846
SPECIALTY RETAIL--3.3%
Limited Brands, Inc.                                    899,860       26,311,906
Tiffany & Co.                                           636,700       37,011,371
TJX Cos., Inc. (The)                                    533,790       25,296,308
                                                                  --------------
                                                                      88,619,585
TEXTILES, APPAREL & LUXURY GOODS--4.5%
Coach, Inc.                                             828,000       44,786,520
Nike, Inc., Cl. B                                       573,360       47,290,733
Polo Ralph Lauren Corp., Cl. A                          275,040       29,478,787
                                                                  --------------
                                                                     121,556,040
CONSUMER STAPLES--8.0%
BEVERAGES--1.7%
Brown-Forman Corp., Cl. B                               179,860       11,933,711
PepsiCo, Inc.                                           511,120       32,870,127
                                                                  --------------
                                                                      44,803,838
FOOD & STAPLES RETAILING--0.5%
Costco Wholesale Corp.                                  181,380       13,030,339
FOOD PRODUCTS--2.4%
General Mills, Inc.                                     639,360       22,236,941
Nestle SA, Sponsored ADR                                439,160       23,811,255
Unilever NV, NY Shares                                  663,090       19,647,357
                                                                  --------------
                                                                      65,695,553
HOUSEHOLD PRODUCTS--2.0%
Colgate-Palmolive Co.                                   398,310       30,578,259
Procter & Gamble Co. (The)                              395,290       24,954,658
                                                                  --------------
                                                                      55,532,917
TOBACCO--1.4%
Philip Morris International, Inc.                       660,498       37,806,906
ENERGY--11.8%
ENERGY EQUIPMENT & SERVICES--2.4%
Halliburton Co.                                         393,610       17,712,450
Schlumberger Ltd.                                       544,790       48,480,862
                                                                  --------------
                                                                      66,193,312
OIL, GAS & CONSUMABLE FUELS--9.4%
Apache Corp.                                            304,090       36,296,182
Chevron Corp.                                           424,980       40,343,351
ConocoPhillips                                          510,410       36,473,899
EOG Resources, Inc.                                     164,030       17,451,152
Exxon Mobil Corp.                                       705,035       56,882,224


                     1 | Oppenheimer Rising Dividends Fund

Oppenheimer Rising Dividends Fund
STATEMENT OF INVESTMENTS January 31, 2011 (Unaudited)

                                                      Shares          Value
                                                    -----------   --------------
OIL, GAS & CONSUMABLE FUELS CONTINUED
Marathon Oil Corp.                                      499,920   $   22,846,344
Occidental Petroleum Corp.                              259,350       25,073,958
Peabody Energy Corp.                                    275,780       17,489,968
                                                                  --------------
                                                                     252,857,078
FINANCIALS--12.6%
CAPITAL MARKETS--2.4%
Bank of New York Mellon Corp.                           778,300       24,306,309
Goldman Sachs Group, Inc. (The)                         117,640       19,248,257
T. Rowe Price Group, Inc.                               312,170       20,578,246
                                                                  --------------
                                                                      64,132,812
COMMERCIAL BANKS--3.5%
PNC Financial Services Group, Inc.                      220,330       13,219,800
U.S. Bancorp                                          1,054,200       28,463,400
Wells Fargo & Co.                                     1,591,770       51,605,183
                                                                  --------------
                                                                      93,288,383
CONSUMER FINANCE--1.0%
American Express Co.                                    643,180       27,901,148
DIVERSIFIED FINANCIAL SERVICES--2.8%
Bank of America Corp.                                   995,660       13,670,412
JPMorgan Chase & Co.                                  1,387,610       62,359,193
                                                                  --------------
                                                                      76,029,605
INSURANCE--2.9%
Chubb Corp.                                             413,000       23,925,090
Prudential Financial, Inc.                              874,510       53,791,110
                                                                  --------------
                                                                      77,716,200
HEALTH CARE--10.9%
HEALTH CARE EQUIPMENT & SUPPLIES--2.0%
Baxter International, Inc.                              662,590       32,128,989
Covidien plc                                            434,390       20,620,493
                                                                  --------------
                                                                      52,749,482
HEALTH CARE PROVIDERS & SERVICES--0.5%
Cardinal Health, Inc.                                   333,950       13,862,265
PHARMACEUTICALS--8.4%
Allergan, Inc.                                          378,410       26,719,530
Bristol-Myers Squibb Co.                              1,180,520       29,725,494
Johnson & Johnson                                       839,760       50,192,455
Merck & Co., Inc.                                     1,420,220       47,108,697
Novo Nordisk AS, Sponsored ADR                          236,320       26,734,882
Pfizer, Inc.                                          1,095,210       19,954,726
Roche Holding AG                                        177,417       26,988,433
                                                                  --------------
                                                                     227,424,217
INDUSTRIALS--10.8%
AEROSPACE & DEFENSE--3.4%
General Dynamics Corp.                                  287,760       21,697,104
Raytheon Co.                                            462,210       23,105,878
United Technologies Corp.                               559,651       45,499,626
                                                                  --------------
                                                                      90,302,608


                     2 | Oppenheimer Rising Dividends Fund

Oppenheimer Rising Dividends Fund
STATEMENT OF INVESTMENTS January 31, 2011 (Unaudited)

                                                      Shares          Value
                                                    -----------   --------------
AIR FREIGHT & LOGISTICS--0.9%
United Parcel Service, Inc., Cl. B                      335,750   $   24,046,415
ELECTRICAL EQUIPMENT--0.9%
Emerson Electric Co.                                    430,680       25,358,438
INDUSTRIAL CONGLOMERATES--3.0%
3M Co.                                                  296,680       26,084,106
General Electric Co.                                  1,732,120       34,884,897
Tyco International Ltd.                                 422,390       18,935,744
                                                                  --------------
                                                                      79,904,747
MACHINERY--1.6%
Cummins, Inc.                                           130,050       13,769,694
Deere & Co.                                             321,750       29,247,075
                                                                  --------------
                                                                      43,016,769
ROAD & RAIL--1.0%
Union Pacific Corp.                                     296,450       28,053,064
INFORMATION TECHNOLOGY--17.4%
COMMUNICATIONS EQUIPMENT--2.1%
QUALCOMM, Inc.                                        1,061,570       57,462,784
COMPUTERS & PERIPHERALS--0.9%
Hewlett-Packard Co.                                     538,800       24,617,772
ELECTRONIC EQUIPMENT & INSTRUMENTS--2.2%
Corning, Inc.                                         2,637,950       58,588,870
IT SERVICES--3.9%
Accenture plc, Cl. A                                    558,630       28,752,686
International Business Machines Corp.                   352,980       57,182,760
Visa, Inc., Cl. A                                       295,320       20,628,102
                                                                  --------------
                                                                     106,563,548
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--3.6%
Broadcom Corp., Cl. A                                   322,770       14,553,699
Intel Corp.                                             974,600       20,914,916
Taiwan Semiconductor Manufacturing Co. Ltd., ADR      3,009,942       39,339,942
Texas Instruments, Inc.                                 658,270       22,321,936
                                                                  --------------
                                                                      97,130,493
SOFTWARE--4.7%
Microsoft Corp.                                       2,385,550       66,139,374
Oracle Corp.                                          1,867,030       59,800,971
                                                                  --------------
                                                                     125,940,345
MATERIALS--3.0%
CHEMICALS--3.0%
E.I. du Pont de Nemours & Co.                           646,040       32,741,307
Monsanto Co.                                            155,520       11,412,058
Praxair, Inc.                                           407,950       37,955,668
                                                                  --------------
                                                                      82,109,033
TELECOMMUNICATION SERVICES--3.9%
DIVERSIFIED TELECOMMUNICATION SERVICES--3.9%
AT&T, Inc.                                              916,940       25,234,189
Telefonica SA, Sponsored ADR                          1,113,750       27,988,538
Verizon Communications, Inc.                          1,420,930       50,613,527
                                                                  --------------
                                                                     103,836,254


                     3 | Oppenheimer Rising Dividends Fund

Oppenheimer Rising Dividends Fund
STATEMENT OF INVESTMENTS January 31, 2011 (Unaudited)

                                                      Shares          Value
                                                    -----------   --------------
UTILITIES--3.7%
ELECTRIC UTILITIES--1.0%
NextEra Energy, Inc.                                    492,340   $   26,320,496
MULTI-UTILITIES--2.7%
PG&E Corp.                                              502,390       23,250,609
Public Service Enterprise Group, Inc.                   707,590       22,947,144
Wisconsin Energy Corp.                                  446,180       26,900,190
                                                                  --------------
                                                                      73,097,943
                                                                  --------------
Total Common Stocks (Cost $2,198,869,232)                          2,581,784,856
INVESTMENT COMPANY--4.1%
Oppenheimer Institutional Money Market Fund,
Cl. E, 0.20% (1,2) (Cost $110,350,832)              110,350,832      110,350,832
TOTAL INVESTMENTS, AT VALUE (COST $2,309,220,064)          99.8%   2,692,135,688
Other Assets Net of Liabilities                             0.2        6,452,578
                                                    -----------   --------------
Net Assets                                               100.0%   $2,698,588,266
                                                    ===========   ==============

Footnotes to Statement of Investments

(1.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended January 31, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                            SHARES                                    SHARES
                                           OCTOBER        GROSS         GROSS        JANUARY
                                         29, 2010(a)    ADDITIONS     REDUCTIONS     31, 2011
                                         -----------   -----------   -----------   -----------
Oppenheimer Institutional Money Market
Fund, Cl. E                               51,602,543   403,941,875   345,193,586   110,350,832

                                            VALUE         INCOME
                                         ------------   ----------
Oppenheimer Institutional Money Market
Fund, Cl. E                              $110,350,832     $50,279

(a.) October 29, 2010 represents the last business day of the Fund's 2010 fiscal year.

(2.) Rate shown is the 7-day yield as of January 31, 2011.


                     4 | Oppenheimer Rising Dividends Fund

Oppenheimer Rising Dividends Fund
STATEMENT OF INVESTMENTS January 31, 2011 (Unaudited)

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The table below categorizes amounts as of January 31, 2011 based on valuation input level:

                                                  LEVEL 2--
                                   LEVEL 1--        OTHER        LEVEL 3--
                                  UNADJUSTED     SIGNIFICANT    SIGNIFICANT
                                    QUOTED        OBSERVABLE   UNOBSERVABLE
                                    PRICES         INPUTS         INPUTS           VALUE
                                --------------   -----------   ------------   --------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary       $  366,411,222       $--           $--        $  366,411,222
   Consumer Staples                216,869,553        --            --           216,869,553
   Energy                          319,050,390        --            --           319,050,390
   Financials                      339,068,148        --            --           339,068,148
   Health Care                     294,035,964        --            --           294,035,964
   Industrials                     290,682,041        --            --           290,682,041
   Information Technology          470,303,812        --            --           470,303,812
   Materials                        82,109,033        --            --            82,109,033
   Telecommunication Services      103,836,254        --            --           103,836,254
   Utilities                        99,418,439        --            --            99,418,439
Investment Company                 110,350,832        --            --           110,350,832
                                --------------       ---           ---        --------------
Total Assets                    $2,692,135,688       $--           $--        $2,692,135,688
                                --------------       ---           ---        --------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.


                     5 | Oppenheimer Rising Dividends Fund

Oppenheimer Rising Dividends Fund
STATEMENT OF INVESTMENTS January 31, 2011 (Unaudited)

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to


                     6 | Oppenheimer Rising Dividends Fund

Oppenheimer Rising Dividends Fund
STATEMENT OF INVESTMENTS January 31, 2011 (Unaudited)

pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

     CREDIT RELATED CONTINGENT FEATURES. The Fund's agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the


                     7 | Oppenheimer Rising Dividends Fund

Oppenheimer Rising Dividends Fund
STATEMENT OF INVESTMENTS January 31, 2011 (Unaudited)

     Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.


FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

During the period ended January 31, 2011, the Fund had average contract amounts on forward foreign currency contracts to buy of $319,590.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

As of January 31, 2011, the Fund had no outstanding forward contracts.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of January 31, 2011 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities   $2,321,585,052
                                 ==============
Gross unrealized appreciation    $  392,575,874
Gross unrealized depreciation       (22,025,238)
                                 --------------
Net unrealized appreciation      $  370,550,636
                                 ==============


                     8 | Oppenheimer Rising Dividends Fund

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 01/31/2011, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rising Dividends Fund
(formerly Oppenheimer Rising Dividends Fund, Inc.)
(formerly Oppenheimer Quest Value Fund, Inc.)


By: /s/ William F. Glavin, Jr.
    ---------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: March 1, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ William F. Glavin, Jr.
    ---------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: March 1, 2011


By: /s/ Brian W. Wixted
    ---------------------------------
    Brian W. Wixted
    Principal Financial Officer

Date:  March 1, 2011